Our Mission is to Develop Gene Therapies to Cure Blindness Diseases and Develop a Vaccine to fight COVID-19 NASDAQ: OCGN Corporate Deck: January 2021

1©2021 Ocugen. All Rights Reserved. Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

2©2021 Ocugen. All Rights Reserved. Developing transformative therapies for blindness diseases and a vaccine for COVID-19 OCUGEN’S BREAKTHROUGH MODIFIER GENE THERAPY PLATFORM NOVEL BIOLOGIC  Potential for one product to treat many diseases & multi-factor approach (POC study results published in Nature)  OCU400 (AAV-NR2E3): 4 FDA Orphan Drug Designations with the potential to treat broad Retinitis Pigmentosa (RP), which has over 150 gene mutations, in lieu of developing separate therapies for each mutation under traditional gene therapy – initiation of Phase 1/2a within a year  OCU410 (AAV-RORA): Potential to treat dry age-related macular degeneration (Dry AMD) through multi-factor treatment approach – initiation of Phase 1/2 in 2022  Strategic manufacturing partnership with CanSinoBio (~$7B market cap) – sets clear path for critical manufacturing  OCU200: Targeting major retinal diseases: Diabetic Macular Edema (DME), Diabetic Retinopathy (DR), and Wet Age- Related Macular Degeneration (Wet AMD) (estimated global market size over $10B) – initiation of Phase 1/2 in 2022  Novel MoA: Potential to initially treat non-responders to anti-VEGF/ therapies (~50% of patients) Ocugen Overview COVID-19 VACCINE  COVAXIN™: Whole-virion inactivated COVID-19 vaccine candidate (with adjuvant). Co-develop with Bharat Biotech for the US market (currently received EUA in India). Standard vaccine storage condition (2-8°C)  Promising safety and immunogenicity demonstrated by the Phase 1 and Phase 2 trials in India. Currently in Phase 3 trials in India involving about 26,000 volunteers  Potential coverage against multiple protein antigens of the virus and potentially applicable to broader population

3©2021 Ocugen. All Rights Reserved. Shankar Musunuri, PhD, MBA Chairman, CEO and Co-Founder Sanjay Subramanian, MBA CFO and Head of Corporate Development Vijay Tammara, PhD SVP, Regulatory & Quality Jessica Crespo, CPA Corporate Controller Arun Upadhyay, PhD Head of Research & Development Mohamed Genead, MD Acting CMO and Chair of SAB Leadership Team Ophthalmology and Vaccine-Focused Expertise

4©2021 Ocugen. All Rights Reserved. Mohamed Genead, MD Chair Retina Scientific Advisory Board David Boyer, MD Carl D. Regillo, MD, FACS Mark Pennesi, MD, PhD Geeta Lalwani, MD Scientific Advisory Boards Vaccine Scientific Advisory Board Satish Chandran PhD David Fajgenbaum, MD, MBA, MSc, FCPP Bruce Forrest, MD, MBA, MB, BS Catharine Pachuck, PhD Harvey Rubin, MD, PhD Susan Weiss, PhD

Pipeline Overview

	Program	Indication		Prevalence (US)	Discovery	Preclinical	IND-Enabling	Phase 1/2
Modifier Gene Therapy Platform	OCU400 AAV-hNR2E3	*NR2E3* Mutation - Associated Retinal Degeneration *	Orphan US	500 - 600				
		RHO Mutation - Associated Retinal Degeneration *	Orphan US	10,400 - 12,700				
		CEP290 Mutation - Associated Retinal Degeneration *	Orphan US	2,500 - 3,000				
		PDE6B Mutation - Associated Retinal Degeneration *	Orphan US	1800 - 2800				
	OCU410 AAV-hRORA	Dry Age Related Macular Degeneration (Dry AMD) *		9M - 10M				
Novel Biologic	OCU200 Transferrin-Tumstatin	Diabetic Macular Edema		0.75M				
		Diabetic Retinopathy		7.7M				
		Wet Age Related Macular Degeneration (Wet AMD)		1.1M				
Vaccine	COVAXIN™ Whole-Virion Inactivated Vaccine	COVID-19						

- EUA in India
- Phase-3 in progress in India
- US EUA pathway in development

* No approved therapies exist

https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment
https://www.aao.org/eye-health/diseases/amd-treatment

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5

6 COVAXIN™ Whole-Virion Inactivated COVID-19 Vaccine Being Co-Developed for the US Market

COVID-19 Vaccine in Development for US Market

COVAXIN™ has received Emergency Use Authorization (EUA) in India

- Evaluated in about 1,000 subjects in Phase 1 & 2 clinical trials in India. Phase 3 trial underway in India involving about 26,000 volunteers
- Promising safety and immunogenicity demonstrated by the Phase 1 and Phase 2 data
  - The adjuvanted inactivated virus vaccine candidate elicited strong IgG responses against spike (S1) protein, receptor-binding domain (RBD), and the nucleocapsid (N) protein of SARS-CoV-2 along with strong cellular responses
- Highly purified and inactivated vaccine, manufactured in a vero cell manufacturing platform with an excellent safety track record
- Vaccine scientific advisory board (SAB) established with esteemed thought leaders from industry and academia
- Evaluating clinical and regulatory path for EUA in US


COVAXIN
BHARAT
BIOTECH

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Ocugen’s Modifier Gene Therapy Platform Breakthrough Technology Designed to Address Multiple Diseases with One Product Approach Complex Diseases Through Multiple Factors

Traditional Approach vs. Ocugen's Novel Platform

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells.



Normal gene X
GENE X
Cell
GENE X
Cell
GENE X
GENE X
Cell
GENE X
GENE X
Cell with mutated/
nonfunctioning gene X



Traditional
Gene Therapy
ONE Disease

- ✓ Traditional approach that targets one individual gene mutation at a time
- ✓ Regulatory pathway focused on specific product for one disease
- ✓ Longer time to recoup development costs

Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina



Modifier
gene M
GENE M
We can address a number of diseases using the same Modifier Gene product.
Cell
GENE X
Cell
GENE M
GENE X
Cell
Cell with mutated/nonfunctioning
gene(s) other than modifier gene
Cell with
normal function



OCU400
NR2E3 Mutation-Associated Retinal Disease
Rhodopsin Mutation-Associated Retinal Disease
CEP290 Mutation-Associated Retinal Disease
PDE6B Mutation-Associated Retinal Disease
Broad
Spectrum
Therapy for RP

- ✓ Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- ✓ Smoother regulatory pathway due to ability to target multiple diseases with one product
- ✓ Ability to recoup development costs over multiple therapeutic indications

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Why Target Nuclear Hormone Receptor Genes (NHRs)?

- Modulators of retinal development & function
- Act as "master genes" in the retina
- Molecular reset of key transcription factors and associated gene networks – retinal homeostasis
- Gene modifier concept including impact on clinical phenotypes is well known in other disease areas, CF and SMA *


NR2E3
NR1D1
RORA
Photoreceptor Development
Key Mutations: RGR, RHO, PDE6
Inflammation & Cell Survival
Key Mutations: PRP16, OTX
Phototransduction
Key Mutations: GNB3, RP78, GNAT
Cone Cell Development
Key Mutations: NR2E3, RP68
Metabolism
Key Mutations: PEX7

* References: https://pubmed.ncbi.nlm.nih.gov/28556246/
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/
https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526

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Nature Gene Therapy Publication

Preclinical POC Data for *Nr2e3* Published in *Nature Gene Therapy*

- **Efficacy results shown in 5 unique mouse models of RP**
- **Technology developed at Harvard Medical School, Dr. Neena Haider's Lab**
- **Study demonstrates potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP**
- **Results show evidence of vision rescue in Early & Advanced Stages of disease**


Gene
Therapy

- Important milestone for development of therapy; demonstrated proof of principle
- Protection elicited in multiple animal models of degeneration caused by different mutations
- Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset

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natureresearch https://www.nature.com/articles/s41434-020-0134-z
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OCU400 – Rescue in Early & Advanced Stage of Disease

Early Stage Rescue



Untreated
Treated with AAv8-Nr2e3
ONL Cell Layer Number
12
10
8
6
4
2
0
**
*
**
**
B6
rd1
Rho-/-
RhoP23H
rd16
rd7

- P0 single subretinal injection, evaluation 3-4 months post injection
- *rd1* evaluated one-month post injection

ONL: Outer Nuclear Layer

Advanced Stage Rescue



ONL Cell Layer Number
15
10
5
0
B6
Rho-/-
RhoP23H
rd16
rd7
Uninjected
AAV8-Nr2e3 Injected

- P21 subretinal injection, evaluation 2–3 months post injection
- Restored ONL photoreceptors morphology in rd7
- ONL cell layer change in *rd7* model doesn't progress until 4-5 mos. of age

Human Diseases:



Control
PDE6β associated RP
Rhodopsin associated adRP
Leber Congenital Amaurosis
Enhanced S-cone Syndrome
B6
rd1
Rho-/-
RhoP23H
rd16
rd7
Untreated
AAV8-Nr2e3 Treated

➢ **Fundus images and ONL count show how single product recuses vision in multiple mutations**

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natureresearch https://www.nature.com/articles/s41434-020-0134-z
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OCU400 – Demonstrates Improved Vision Signals in Retina

Electroretinogram (ERG) Response Reveals Rescue under Both Scotopic (dim-lit) as well as Photopic (well-lit) Conditions


Scotopic ERG B-wave Amplitude
Untreated
Treated with AAv8-Nr2e3
B-wave Amplitude (uV)
2500
2000
1500
1000
500
0
250
200
150
100
50
0
B6
rd1
Rho-/-
RhoP23H
rd16


Photopic ERG B-wave Amplitude
Untreated
Treated with AAv8-Nr2e3
B-wave Amplitude (uV)
50
45
40
35
30
25
20
15
10
5
0
60
40
20
0
B6
rd1
Rho-/-
RhoP23H
rd16

ERG response: P0 single subretinal injection, evaluation 3-4 months post injection

Human vision is enabled by three primary modes:

- **Photopic vision:** Vision under well-lit conditions, which provides for color perception and functions primarily due to cone cells in the eye
- **Mesopic vision:** A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye
- **Scotopic vision:** Monochromatic vision in very low light, which functions primarily due to rod cells in the eye

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natureresearch https://www.nature.com/articles/s41434-020-0134-z
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14©2021 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z Study Results Confirm Overexpression of Nr2e3 by subretinal AAV8-Nr2e3 Injection Is Not Detrimental to Retina – No Off-Target Effects OCU400 – Demonstrated Safety in Mouse Model

OCU400 – Clinical and Regulatory Strategy

Planned Timeline


2021 - 2022
2023 - 2025
2025/26
Phase 1/2a
NR2E3
RHO
Phase 2b/3
NR2E3
RHO
CEP290
Potential Approval
Phase 4 Commitments
Proposed Broad RP Indication
OCU400
NR2E3 Mutation-Enhanced S-cone Syndrome
Rhodopsin Mutation-Associated Retinal Disease
CEP290 Mutation-Leber Congenital Amaurosis
Broad Spectrum Therapy for RP

©2021 Ocugen. All Rights Reserved.

15

16©2021 Ocugen. All Rights Reserved. Features OCU400 Traditional Gene Therapy Cell Therapy One product for many IRDs (including broad RP indication) Limited Technology established in the ocular disease space POC data in RP models with different genetic mutations Expected long-term outcome Potentially longer benefit due to promotion of homeostasis Potentially limited due to loss of retinal cells over time Not established Target Patient Population Large Small (specific to mutation) Variable Developmental cost Low (economies of scale) High (No economies of scale) High OCU400 – Competitive Overview Potential Competitors pursuing treatment of RP with Traditional Gene Therapy Potential Competitors pursuing treatment of RP with Cell Therapy

OCU410 (AAV-*RORA*) – Dry Age-Related Macular Degeneration

We Believe OCU410 Has the Potential to Address this Disease through its Multi-Factor Approach



Normal Retina

Dry AMD

- Leads to irreversible blindness due to degeneration of the retina
- ~9-10M patients in the U.S.
- Currently no approved treatment for Dry AMD



Inflammation
Oxidative Stress
Lipid Peroxidation
RORA



Dry AMD

Contributing Factors

- Aging
- Genetics
- Environmental Factors

References: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures
https://www.uniprot.org/uniprot/P35398#function
https://pubmed.ncbi.nlm.nih.gov/21998696/
https://pubmed.ncbi.nlm.nih.gov/19786043/

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17

Partnership Helps Advance OCU400 into the Clinic with Significantly Reduced Capital and Resources ocugen ⟷ CanSinoBIO

Ocugen Partnership with CanSino Biologics Inc. (CanSinoBIO)



CanSinoBIO to perform CMC development & manufacturing of clinical supplies for OCU400

- Publicly-listed (6185.HK) with market cap of ~$7B
- State-of-the-art facilities with world class team
- Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing
- Responsible for all associated costs (typical costs until BLA filing ~$25M-$35M)
- Manufacturing at commercial scale (200L) for Phase 1/2 for product consistency

CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China Market

- Ocugen to receive mid to high single-digit royalties on Greater China sales
- CanSinoBio to receive low to mid single-digit royalties on all other global sales

Source: Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers In Vivo June 2019 invivo.pharmaintelligence.informa.com
Bloomberg: How a Chinese Firm Jumped to the Front of the Virus Vaccine Race

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18

19 OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet Age-Related Macular Degeneration (Wet AMD) Novel Biologic Offering Benefits Beyond Anti-VEGF

OCU200 – Potential to Treat DME, DR & Wet AMD

OCU200 Provides Hope to All patients with DME, DR or Wet AMD

DME → ~0.7M patients in the US*

DR → ~7.7M patients in the US*

Wet AMD → ~1.1M patients in the US*

~50% of Patients DO NOT Respond to Anti-VEGF/Corticosteroids Therapies

- **OCU200 is a Transferrin-Tumstatin Fusion Protein**
  - Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization
  - Transferrin: Targets the site of action and improves uptake (better target engagement)
- Integrin Targeting provides hope to these patients who are non-responders to current therapies
- Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies
- Significant global market potential

(*) https://www.gene.com/stories/retinal-diseases-fact-sheet
https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

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21©2021 Ocugen. All Rights Reserved. Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0 Wet AMD In-Vivo Laser-Induced Mouse CNV Model * indicates p<0.05 when compared to PBS and/or tumstatin treatment † indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment Wet AMD In-Vivo Laser-Induced Rat CNV Model AvastinOCU200TumstatinPBS V e h i c le E y le a O C U 2 0 0 O C U 2 0 0 + E y le a 4 0 6 0 8 0 L e a k y C N V l e s io n s (% ) DME/DR Oxygen-Induced Retinopathy (OIR) Mouse Model Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) • Inhibits new blood vessel formation • Anti-inflammatory • Anti-oxidative OCU200 –Transferrin-Tumstatin Fusion Protein OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies -50 0 50 100 150 Neovascular area (normalized) N V (% o f c on tro l r et in a N V ) * ** **

22©2021 Ocugen. All Rights Reserved. Features OCU200 Anti-VEGF Anti-Integrin Reduces VEGF level/Fluid Selectively works on active endothelial cells (Neovascular) Activates native anti-angiogenic response Enhanced effective delivery through Transferrin Pro-apoptotic and anti-oxidative Dosing Frequency Expected once in 3 months 1-3 months 1-3 months (1) Approved (1) (1) (1) OCU200 – Distinct Mechanism of Action Potential Competitors pursuing treatment using Anti-VEGF approach Potential Competitors pursuing treatment using Anti-Integrin approach We believe OCU200 has the potential to become a disease modifying therapeutic for broader patient population

Near & Mid-Term Milestones: Planned Timeline



OCU400
(AAV-*NR2E3*)
IRDs
(gene therapy)
OCU200
DME, DR,
Wet-AMD
(novel biologic)
OCU410
(AAV-*RORA*)
Dry AMD
(gene therapy)
1H 2021
2H 2021
1H 2022
2H 2022
Expected -Orphan Drug Designation in EMA
IND Filing Phase 1/2a start-US
Safety & Efficacy signal
Phase 1/2a start-EU
Tox study initiation
IND Filing Start Ph 1/2a
Safety & Efficacy signal
FDA pre-IND mtg
Tox study initiation
IND Filing Start Ph 1/2a

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24©2021 Ocugen. All Rights Reserved. Investment Highlights Modifier Gene Therapy Platform has the potential for one product to treat many diseases OCU200 novel biologic has the potential to treat anti-VEGF /corticosteroids non-responders (~50% of the patients) Multiple near and mid-term milestones with plan to initiate four Phase 1/2 trials within 1-2 years  COVAXIN™ - Vaccine candidate for the US market

A Bold Vision to Cure Blindness Diseases and Offer a Differentiated Vaccine for COVID-19 in the US For more information, contact: IR@ocugen.com